Exhibit 10.1

July 1, 2016

Delafield Investments Limited

40 Wall Street, 58th Floor

New York, New York 10005

Attn: Joshua Sason

Re:	Reset Offer of Common Stock Purchase Warrant

To Whom It May Concern:

We are pleased to offer to you the opportunity to reprice the exercise of all of the Common Stock Purchase Warrants (“Warrants”) issued to you in connection with the securities purchase agreement, dated October 28, 2015 as amended on March 11, 2016 by addendum (the “Purchase Agreement”), by and between you and Propanc Health Group Corporation (the “Company”) and currently held by you (“Holder”). The shares of Common Stock underlying the Warrants (“Warrant Shares”) have been registered for resale pursuant to a registration statement on Form S-1, as amended (File No. 333-208169) (the “Registration Statement”). The Registration Statement is currently effective and, upon exercise of the Warrants pursuant to this letter agreement, will be effective for the resale of the Warrant Shares. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

In consideration for exercising 26,190,476 Warrants held by you (the “Warrant Exercise”) as set forth on the signature page hereto, the Company hereby offers you a reduced exercise price of the Warrants subject to the Warrant Exercise to $0.012. Additionally, in consideration therefore, the Company shall:

(a)	Modify the July 1, 2016 Interest Payment Date (as such term is defined in the Debenture) of the Debenture such that the Company is permitted to delay such interest payment by a minimum of 30 calendar days (the “Minimum Extension Date”) and up to 60 calendar days, it being understood that the Holder may demand that the Company make the July 1, 2016 interest payment at any time after the Minimum Extension Date; and

(b)	Modify the October 1, 2016 Interest Payment Date (as such term is defined in the Debenture) of the Debenture such that the Company is permitted to delay such interest payment to the Maturity Date (as such term is defined in the Debenture), it being understood that the Holder may demand that the Company make the October 1, 2016 interest payment at any time after October 1, 2016 and it being further understood that if the Holder has not demanded that the Company make the October 1, 2016 interest payment by October 27, 2016, then the Maturity Date will be extended until December 31, 2016 or such earlier date as the parties may mutually agree.

Holder may accept this offer by signing this letter below, with such acceptance constituting Holder's exercise of 26,190,476 Warrants for the aggregate exercise price set forth on the Holder’s signature page hereto (the "Warrants Exercise Price") on or before 5:00 pm ET on July 1, 2016.

Level 2, 555 Riversdale Road, Camberwell, Victoria 3124, Australia •P +61 3 9882 0780 •F + 61 3 9882 9969 • propanc.com

Additionally, the parties hereby agree to their respective representations, warranties and covenants set forth on Annex A attached hereto.

If this Offer is accepted and the transaction documents are executed on July 1, 2016, then on or before 9:30 a.m. Eastern Time on July 5, 2016, the Company shall issue a press release disclosing the material terms hereunder and file a prospectus supplement to the registration statement disclosing the terms of this offer and the reduced exercise price of the Warrants. The Company represents, warrants and covenants that, upon acceptance of this offer, the Warrant Shares shall be delivered electronically through the Depository Trust Company within 1 business day of the date the Company receives the Warrants Exercise Price (or, with respect to shares in that would otherwise be in excess of the beneficial Ownership Limitation, within 2 business days of the date the Company is notified by Holder that its ownership is less than the Beneficial Ownership Limitation). The terms of the Warrants, including but not limited to the obligations to deliver the Warrant Shares, shall otherwise remain in effect as if the acceptance of this offer were a formal Notice of Exercise (including but not limited to any liquidated damages and compensation in the event of late delivery of the Warrant Shares).

Within two days from the Holder’s execution of this letter: the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to $314,285.72; and the Company shall deliver the Warrant Shares via “Delivery Versus Payment.”

To accept this offer, Holder must counter execute this letter agreement and return the fully executed agreement to the Company at e-mail: j.nathanielsz@propanc.com, with a copy to amcclean@hselaw.com on or before 5:00 pm ET on July 1, 2016.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

PROPANC HEALTH GROUP CORP.

By:	/s/ James Nathanielsz
Name:	James Nathanielsz
Title	CEO

Accepted and Agreed to:

Name of Holder:	Delafield Investments Ltd.
Signature of Authorized Signatory of Holder:	/s/ Joshua Sason
Name of Authorized Signatory:	Joshua Sason
Title of Authorized Signatory	Member

Warrant Shares being exercised: 26,190,476 shares

Aggregate Holder Exercise Price: $314,285.72

DTC Instructions:

Company Wire Instructions:

Annex A

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the undersigned (Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement):

(a)                Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of its only subsidiary, Propanc PTY Ltd. (the “Subsidiary”), free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)               Organization and Qualification. The Company and its Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor its Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)                Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)               No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)                SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)                Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

Representations, Warranties and Covenants of the undersigned. The undersigned hereby represents, warrants and covenants as of the date hereof to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a)               Organization and Qualification. The undersigned is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The undersigned is not in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b)               Authorization; Enforcement. The undersigned has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this letter agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the undersigned and no further action is required by the undersigned, its governing body or owners in connection therewith. This letter agreement has been duly executed by the undersigned and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)               No Conflicts. The execution, delivery and performance of this letter agreement by the undersigned and the consummation by the undersigned of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the undersigned’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the undersigned is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d)               Compliance with Securities Act. The undersigned understands and agrees that the Warrant Exercise has not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that the Warrant Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(e)               Own Account. The undersigned understands that the Warrant Shares are a “restricted security” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Warrant Shares as principal for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Warrant Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Warrant Shares in violation of the Securities Act or any applicable state securities law. The undersigned is acquiring the Warrant Shares hereunder in the ordinary course of its business.

(f)               Experience of the Undersigned. The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares and has so evaluated the merits and risks of such investment. The undersigned is able to bear the economic risk of an investment in the Warrant Shares and, at the present time, is able to afford a complete loss of such investment.

(g)               Access to Information. The undersigned acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Warrant Shares and the merits and risks of investing in the Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(h)               No Market Manipulation. The undersigned has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock or affect the price at which the Warrant Shares may be issued or resold.

(i)               Risk of Loss. The undersigned acknowledges that there may be no market for the Warrant Shares and that the undersigned may not be able to sell or dispose of the Warrant Shares; the Subscriber has liquid assets sufficient to assure that its investment will cause no undue financial difficulties and that, after purchasing the Warrant Shares the undersigned will be able to provide for any foreseeable current needs and contingencies. The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Warrant Shares indefinitely or to afford a complete loss of the Subscriber’s investment in the Warrant Shares.